Exhibit 10.1
AMENDMENT NO. 7 TO CREDIT AGREEMENT
AMENDMENT NO. 7 to CREDIT AGREEMENT, dated as of October 15, 2026 (this “Amendment”), by the Lenders party hereto, EVOLENT HEALTH LLC, a Delaware limited liability company, as the Administrative Borrower, the other Borrowers party hereto, EVOLENT HEALTH, INC., a Delaware corporation, as the Parent, each other Guarantor party hereto, ARES CAPITAL CORPORATION, as Administrative Agent, and ACF FINCO I LP, as Collateral Agent and Revolving Agent.
WHEREAS, the Borrowers, the Parent, the Lenders from time to time party thereto, Ares Capital Corporation, as Administrative Agent, ACF Finco I LP, as Collateral Agent and Revolving Agent, and the other parties thereto are party to that certain Credit Agreement, dated as of August 1, 2022 (as amended by that certain Amendment No. 1, dated as of January 20, 2023, that certain Amendment No. 2, dated as of December 5, 2023, that certain Amendment No. 3, dated as of December 6, 2024, that certain Amendment No. 4, dated as of June 13, 2025, that certain Amendment No. 5, dated as of June 19, 2025, and that certain Amendment No. 6, dated as of August 7, 2025, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used and not defined herein shall have the meanings ascribed to them in the Credit Agreement unless the context otherwise requires);
WHEREAS, the Borrowers have requested certain amendments to the Existing Credit Agreement, which in each case will become effective on the Amendment No. 7 Effective Date (as defined below) on the terms and subject to the conditions set forth herein; and
WHEREAS, pursuant to and in accordance with Section 12.01 of the Credit Agreement, the Administrative Agent, the Revolving Agent, the Required Lenders and the Required Revolving Lenders party hereto agree to amend the Existing Credit Agreement as set forth herein.
NOW, THEREFORE, the parties hereto agree as follows:
1.Amendments to the Credit Agreement. Each of the parties hereto agrees and consents that, effective on the Amendment No. 7 Effective Date, the Existing Credit Agreement shall be amended as follows:
(a)Section 1.01 of the Existing Credit Agreement shall be amended by adding the following defined terms in appropriate alphabetical order:
“Amendment No. 7” shall mean that certain Amendment No. 7 to Credit Agreement, dated as of October 15, 2026, by and among the Borrowers, the Parent, the other Guarantors party thereto, the Agents and the Lenders party thereto.
“Amendment No. 7 Fee Letter” shall mean that certain Fee Letter, dated as of October 15, 2026, by and among, inter alios, Parent, the Administrative Borrower, Ares Capital Management LLC, the

Administrative Agent and the Revolver Agent, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Amendment No. 7 Effective Date” shall have the meaning ascribed thereto in the Amendment No. 7.
(b)Section 1.01 of the Existing Credit Agreement shall be amended by amending and restating the definition of “Credit Documents” and “Fees”, respectively, to read as follows:
“Credit Documents” shall mean this Agreement, the Springing Control Agreements, the Fee Letter, the Amendment No. 1 Fee Letter, the Amendment No. 3 Fee Letter, the June 2025 Fee Letter, the Amendment No. 7 Fee Letter, the Guarantee Agreement, the Security Documents, the Intercompany Subordination Agreement, the Global Intercompany Note, any Notes issued by any Borrower hereunder, any intercreditor or subordination agreements in favor of the Administrative Agent with respect to this Agreement, and any other agreement entered into now, or in the future, by any Credit Party, on the one hand, and the Administrative Agent or Lender, on the other hand, in connection with this Agreement.
“Fees” shall mean all amounts payable pursuant to, or referred to in, Section 4.01, the Fee Letter, the Amendment No. 1 Fee Letter, the Amendment No. 3 Fee Letter, the June 2025 Fee Letter or the Amendment No. 7 Fee Letter.
(c)Section 4.01 of the of the Existing Credit Agreement shall be amended by amending and restating clause (a) thereof to read as follows:
“(a)    Each Borrower, jointly and severally, agrees to pay to the Administrative Agent, all the Fees set forth in the Fee Letter, the Amendment No. 1 Fee Letter, the Amendment No. 3 Fee Letter, the June 2025 Fee Letter and the Amendment No. 7 Fee Letter.”
(d)Section 9.06 of the of the Existing Credit Agreement shall be amended by amending and restating such Section in its entirety to read as follows:
“SECTION 9.06    Restricted Payments, etc. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, make any Restricted Payment, or make any deposit for any Restricted Payment, other than:
(a)    payments by any Subsidiary of a Borrower (i) to its direct parent or (ii) to a Borrower (and, in the case of a Restricted Payment by a non-wholly owned Subsidiary, to a Borrower and/or to any other Subsidiary that is a direct or indirect parent of such non-wholly owned Subsidiary, and to each other owner of Capital Stock of such non-wholly owned Subsidiary based on their relative ownership interests of the relevant class of Capital Stock);
(b)    Restricted Payments by any Credit Party or any of its Subsidiaries to pay dividends with respect to its Capital Stock payable solely in additional shares of its common stock (other than Disqualified Capital Stock);
(c)    Restricted Payments by any Credit Party or any of its Subsidiaries to Parent to enable Parent to pay any applicable income or franchise Taxes then due and payable, to the extent such Taxes are attributable to the activities or income of the Borrowers and its Subsidiaries;
(d)    (x) regularly scheduled, nonaccelerated payments with respect to Indebtedness subordinated to the Obligations (including, without limitation, seller notes and earnout obligations) to the extent expressly permitted by the applicable subordination agreement or such other subordination terms with respect thereto, and (y) subject to the terms of the Intercreditor Agreement, regularly scheduled, nonaccelerated payments of interest and fees with respect to Second Lien Credit Obligations, and the reimbursement of costs and expenses of the Second Lien Agents and the Second Lien Lenders, pursuant to customary reimbursement provisions set forth under the Second Lien Credit Documents;
(e)    [reserved];
(f)    redemptions, repurchases, retirements or other acquisitions of Capital Stock (i) deemed to occur on the exercise of options by the delivery of Capital Stock in satisfaction of the exercise price of such options or (ii) in consideration of withholding or similar taxes payable by any future, present or former officer, employee, director, member of management, or consultant (or their respective estates, executors, administrators, heirs, family members, legatees, distributees, spouses, former spouses, domestic partners and former domestic partners), including deemed repurchases in connection with the exercise of stock options or vesting of performance stock units or restricted stock units; provided, that, any Restricted Payments made pursuant to this clause (f) are not to be made in cash;
(g)    to the extent no Event of Default has occurred and is continuing (both before and after giving effect thereto), the redemption, repurchase, retirement or other acquisition of Capital Stock in an amount not to exceed $15,000,000;

(h)    all mandatory or scheduled payments in respect of the Convertible Senior Notes, including any settlement of Convertible Senior Notes with cash in lieu of a conversion of Convertible Senior Notes into Qualified Capital Stock of Parent, in each case, in accordance with the terms of the applicable class of Convertible Senior Notes; provided that, Restricted Payments to consummate such cash settlements shall not exceed $17,500,000 in the aggregate during the term of the Agreement and shall be permitted solely to the extent no Event of Default has occurred and is continuing at the time of such conversion;
(i)    to the extent constituting a Restricted Payment, any exchange, redemption, purchase, repurchase, retirement or other acquisition or conversion in respect of the Convertible Senior Notes solely for or into Qualified Capital Stock of Parent;
(j)    [reserved];
(k)    to the extent no Event of Default has occurred and is continuing at the time of such distribution (both before and after giving effect thereto), any Credit Party and any of its Subsidiaries may make distributions in an amount sufficient to make payments (with cash or Shareholder Redemption Notes) on account of the purchase, redemption, or other acquisition or retirement of any shares of the Capital Stock of a Credit Party or Subsidiary from former employees, officers, or directors of the Credit Parties and their Subsidiaries (or any spouses, ex-spouses, beneficiaries or estates of any of the foregoing) which may be in the form of forgiveness of Indebtedness, and Parent may make such payments (with cash or Shareholder Redemption Notes) on account of the purchase, redemption, or other acquisition or retirement of any shares of its Capital Stock, and, in each case, make distributions to satisfy any tax liabilities arising in connection with such transactions; provided that the amount of such distributions and repurchases (including any such distributions or repurchases in the form of forgiveness of Indebtedness) may not exceed the sum of (x) $3,000,000 in any Fiscal Year plus (y) the amount of the cash proceeds of any permitted issuance of Qualified Capital Stock received by the Parent or Evolent for the purpose of making such payments and used solely for such purpose plus (z) key man life insurance proceeds received by the Parent, Borrowers or any of their respective Subsidiaries during such Fiscal Year;
(l)    [reserved];
(m)    the making of any Restricted Payment within 60 days after the date of declaration thereof, if at the date of such declaration such Restricted Payment would have complied with another provision of this Section 9.06; provided that the making of such Restricted Payment will reduce capacity for Restricted Payments pursuant to such other provision when so made;
(n)    to the extent constituting Restricted Payments, the consummation of the Transactions and the Amendment No. 1 Transactions;
(o)    (i) the redemption, repurchase, retirement or other acquisition of any Capital Stock (“Retired Capital Stock”) of Parent in exchange for, or out of the proceeds of, the substantially concurrent sale of, Capital Stock of Parent or contributions to the equity capital of Parent (other than any Disqualified Capital Stock) (collectively, including any such contributions, “Refunding Capital Stock”) and (ii) the declaration and payment of dividends on the Retired Capital Stock out of the proceeds of the substantially concurrent sale of Refunding Capital Stock;
(p)    the Parent and its Subsidiaries may make any payments required by the terms of the TRA;
(q)    the Parent or any of the Subsidiaries may pay cash in lieu of fractional Capital Stock in connection with any dividend, split or combination thereof, any Permitted Acquisition or any exercise of warrants, options or other securities convertible into or exchangeable for Capital Stock;
(r)    to the extent no Event of Default has occurred or is continuing and to the extent not prohibited by the applicable subordination provisions applicable thereto, the Parent and its Subsidiaries may pay earn-outs, seller notes, deferred purchase price obligations, holdbacks or similar obligations that were incurred pursuant to Section 9.01(x);
(s)    to the extent constituting Restricted Payments, the Borrowers and their respective Subsidiaries may enter into and consummate transactions permitted by Section 9.04 (other than Section 9.04(e)) and Section 9.05 (other than Section 9.05(l));
(t)    [reserved]; or
(u)    so long as no Event of Default has occurred or is continuing or would result therefrom, the repurchase on or prior to October 15, 2027, of 2029 Convertible Notes; provided that (x) the aggregate amount cash applied to make such Restricted Payments shall not exceed $50,000,000, and (y) such Restricted Payments are financed solely with internally generated cash of the Borrower and its Subsidiaries.
To the extent that the Parent or its Subsidiaries are permitted to make any Restricted Payments pursuant to this Section 9.06, the same may be made as a loan or advance to the recipient thereof, and in such case the amount of such loan or advance so made shall reduce the amount of Restricted Payments that may be made by the Parent or its Subsidiaries in respect thereof.”
2.Representations and Warranties of the Credit Parties. Each of the Credit Parties represents and warrants to the Administrative Agent, the Revolving Agent and each of the Lenders party hereto that, on and as of the date hereof:
(a)Corporate Status. Each Credit Party is a duly organized or formed and validly existing corporation, limited liability company or other registered entity in good standing under the laws of the jurisdiction of its organization and has the corporate or other organizational power and authority to own its property and assets and to transact the business in which it is engaged.
(b)Corporate Power and Authority. Each Credit Party has the corporate or other organizational power and authority to execute and deliver this Amendment and carry out the terms and provisions of each of this Amendment and the Credit Agreement (as amended hereby) and has taken all necessary corporate or other organizational action to authorize the execution and delivery of this Amendment and the performance of each of this Amendment and the Credit Agreement (as amended hereby). Each Credit Party has duly executed and delivered this Amendment, and each of this Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).
(c)No Violation. None of (a) the execution or delivery of this Amendment, or the performance by any Credit Party of this Amendment or the Credit Agreement (as amended hereby) or compliance with the terms and provisions hereof or thereof or (b) the consummation of the transactions contemplated hereby will violate any provision of the Organization Documents any Credit Party.
(d)Representations and Warranties. After giving effect to this Amendment and the transactions contemplated hereby, each of the representations and warranties made by the Borrowers in or pursuant to Article VII of the Credit Agreement and in any other Credit Document are true and correct in all material respects on and as of the date hereof (except to the extent (i) such representations and warranties are already subject to any materiality qualifier, in which case they are true and correct in all respects and (ii) such representations and warranties expressly relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date).

(e)No Default. No Default or Event of Default has occurred and is continuing.
3.Conditions Precedent. The amendments to the Existing Credit Agreement set forth in Section 1 above shall become effective as of the date upon which each of the following conditions precedent shall be satisfied or waived (such date, the “Amendment No. 7 Effective Date”):
(a)Execution of Credit Documents. The Administrative Agent shall have received this Amendment and the Amendment No. 7 Fee Letter, each duly executed by an Authorized Officer of each Credit Party party thereto and each other relevant party.
(b)Representations and Warranties. After giving effect to this Amendment and the transactions contemplated hereby, each of the representations and warranties made by the Borrowers in or pursuant to Section 2 shall be true and correct in all material respects on and as of the Amendment No. 7 Effective Date (except to the extent (i) such representations and warranties are already subject to any materiality qualifier, in which case they shall be true and correct in all respects and (ii) such representations and warranties expressly relate to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier date).
(c)No Default. As of the Amendment No. 7 Effective Date, no Default or Event of Default shall have occurred and be continuing.
(d)Fees and Expenses. Each of the Administrative Agent and each Lender shall have received, for its own respective account, (i) all fees and expenses due and payable to such Person under the Amendment No. 7 Fee Letter and (ii) the reasonable fees, costs and expenses due and payable to such Person pursuant Section 12.05 of the Credit Agreement (including the reasonable and documented fees, disbursements and other charges of counsel) for which invoices have been presented at least two (2) Business Days prior to the date hereof.
4.Miscellaneous.
(a)Headings. Section headings in this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment.
(b)Counterparts; Facsimile Signature. This Amendment may be executed by one or more of the parties thereto on any number of separate counterparts (including by electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Administrative Borrower and the Administrative Agent.
(c)Entire Agreement. This Amendment, the Credit Agreement (as amended hereby) and the other Credit Documents represent the agreement of the Credit Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any party hereto or thereto relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.
(d)Effects of Amendment. This Amendment shall be deemed a Credit Document for all purposes of the Credit Agreement and the other Credit Documents. On and after the date hereof, each reference in the Credit Agreement and the other Credit Documents to the “Credit Agreement,” “hereunder,” “thereunder,” “hereof”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified by this Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Credit Document, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document, except as specifically set forth herein. Except as modified hereby, all of the terms and provisions of the Credit Documents shall remain in full force and effect.
(e)Reaffirmation of Obligations. Each Credit Party, to the extent it is a party to the Credit Agreement and certain of the Credit Documents, in each case as amended, supplemented or otherwise modified from time to time as of the date hereof, hereby (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Credit Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Credit Party’s obligations under the Credit Documents.
(f)Reaffirmation of Security Interests. Each Credit Party, to the extent it is a party to the Credit Agreement and certain of the Credit Documents, in each case as amended, supplemented or otherwise modified from time to time as of the date hereof, hereby (a) affirms that each of the Liens granted in or pursuant to the Credit Documents are valid and subsisting and (b) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Credit Documents.
(g)Governing Law; Waiver of Right to Trial by Jury. The provisions of Sections 12.13 (Governing Law), 12.14 (Submission to Jurisdiction) and 12.16 (Waiver of Right to Trial by Jury) of the Credit Agreement shall be applicable mutatis mutandis to this Amendment.
(h)No Novation. By its execution of this Amendment, each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation, but, rather, a supplement of a pre-existing indebtedness and related agreement, as evidenced by the Credit Agreement (as amended hereby).
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:	EVOLENT HEALTH LLC, a Delaware limited liability company By: /s/Mario Ramos Name: Mario Ramos Title: Chief Financial Officer
PARENT:	EVOLENT HEALTH, INC., a Delaware corporation By: /s/Mario Ramos Name: Mario Ramos Title: Chief Financial Officer
OTHER GUARANTORS:	EH HOLDING COMPANY, INC., a Delaware corporation By: /s/Mario Ramos Name: Mario Ramos Title: Chief Financial Officer
EVOLENT SPECIALTY SERVICES, INC., a California corporation By: /s/Mario Ramos Name: Mario Ramos Title: Treasurer
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EVOLENT IPA OF NEW YORK, INC., a New York corporation By: /s/Mario Ramos Name: Mario Ramos Title: Treasurer

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ADMINISTRATIVE AGENT:	ARES CAPITAL CORPORATION, a Maryland corporation By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
COLLATERAL AGENT:	ACF FINCO I LP, a Delaware limited partnership By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
REVOLVING AGENT:	ACF FINCO I LP, a Delaware limited partnership By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
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REQUIRED LENDERS AND REQUIRED REVOLVING LENDERS:	ARES CAPITAL CORPORATION By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
ACME PRIVATE CREDIT FUND LP By: Ares Capital Management LLC, its Manager By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
ARES DIRECT FINANCE I LP By: Ares Capital Management LLC, its Investment Manager By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
ARES CREDIT INVESTMENT PARTNERSHIP II (A), L.P. By: Ares SDL Capital Management LLC, its Manager By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
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ARES PRIVATE CREDIT SOLUTIONS II, L.P. By: Ares Capital Management LLC, its Manager By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory

ARES PRIVATE CREDIT SOLUTIONS (DELAWARE) II, LLC

By: Ares PCS Management II, L.P., its manager

By: Ares PCS Management GP II LLC, its general partner
By:    /s/M. Kort Schnabel
Name: M. Kort Schnabel
Title: Authorized Signatory

CION ARES DIVERSIFIED CREDIT FUND By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
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ARES SENIOR CREDIT INVESTMENT PARTNERSHIP (CP) L.P. By: Ares SDL Capital Management LLC, its Manager By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory

ARES JASPER FUND, LLC

By: Private Credit Fund C-1 HoldCo, LLC – SERIES 1, its Sole Member

By: Ares Capital Management LLC, its manage
By:    /s/M. Kort Schnabel
Name: M. Kort Schnabel
Title: Authorized Signatory

PRIVATE CREDIT FUND C-1 HOLDCO, LLC – SERIES 1 By: Ares Capital Management LLC, its Asset Manager By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
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ACF FINCO I LP a Delaware limited partnership By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
ACF FINCO II LLC a Delaware limited partnership By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
ARES COMMERCIAL FINANCE LP By: Ares Commercial Finance Management LP, as Manager By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
ARES CENTRE STREET PARTNERSHIP, L.P. By: Ares Centre Street GP, Inc., as general partner By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
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AG CREDIT STRATEGIES FUND By: Ares Capital Management LLC, as Investment Manager By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
ASH HOLDINGS II (U), L.P. By: Ares Capital Management LLC, its Manager By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
ASH HOLDINGS II (L), L.P. By: Ares Capital Management LLC, its Manager By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
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ARES SENIOR CREDIT INVESTMENT PARTNERSHIP (CP) FINANCE LLC

By: Ares Senior Credit Investment Partnership (CP) LP, its sole member

By: Ares SDL Capital Management LLC, its Manager
By:    /s/M. Kort Schnabel
Name: M. Kort Schnabel
Title: Authorized Signatory

ARES CREDIT STRATEGIES INSURANCE DEDICATED FUND SERIES INTERESTS OF THE SALI MULTI-SERIES FUND, L.P.

By: Ares Management LLC, its Investment Manager

By: Ares Capital Management LLC, as Sub-Advisor
By:    /s/M. Kort Schnabel
Name: M. Kort Schnabel
Title: Authorized Signatory

ARES SENIOR DIRECT LENDING PARALLEL FUND (U) II, L.P. By: Ares SDL Capital Management LLC, its Manager By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
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ARES CREDIT INVESTMENT PARTNERSHIP III C FINANCE LLC By: Ares SDL Capital Management LLC, its Manager By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
ARES CREDIT INVESTMENT PARTNERSHIP III C LP By: Ares SDL Capital Management LLC, its Manager By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
PRIVATE CREDIT FUND C-1 SPV 2, LLC By: Ares Capital Management LLC, its manager By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
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CREDIT INVESTMENT PARTNERSHIP (G) LP By: Ares Capital Management LLC, its Manager By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
NATIONWIDE LIFE INSURANCE COMPANY By: Ares Capital Management LLC, its Manager By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
NATIONWIDE MUTUAL INSURANCE COMPANY By: Ares Capital Management LLC, its Manager By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
ARES ND CREDIT STRATEGIES FUND LLC By: Ares Capital Management LLC, its Account Manager By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
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PRIVATE CREDIT FUND O, LLC By: Ares Capital Management LLC, its Account Manager By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
ARES SENIOR DIRECT LENDING MASTER FUND II DESIGNATED ACTIVITY COMPANY By: Ares SDL Capital Management LLC, its Manager By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
ARES SENIOR DIRECT LENDING PARALLEL FUND (L) II, L.P. By: Ares SDL Capital Management LLC, its Manager By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
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ARES SENIOR CREDIT MASTER FUND (U) III LP By: Ares SDL Capital Management LLC, its Manager By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
ARES SENIOR CREDIT MASTER FUND III LP By: Ares SDL Capital Management LLC, its Manager By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
SDL III CREDIT D LP By: Ares SDL Capital Management LLC, its servicer By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
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ARES SFERS CREDIT STRATEGIES FUND LLC By : Ares Capital Management LLC, its Account Manager By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
SC ACM PRIVATE DEBT FUND L.P. By: Ares Capital Management LLC, its Investment Advisor By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
SC ACM PRIVATE DEBT OFFSHORE SP By: Ares Capital Management, its Investment Advisor By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
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VG ACM PRIVATE DEBT FUND L.P. By: Ares Capital Management LLC, its Investment Advisor By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
APC STAR FINANCE I, LLC By: Ares Capital Management LLC, its Servicer By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
ARES CSIDF HOLDINGS, LLC By: Ares Capital Management LLC, as Servicer By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
ARES DIRECT LENDING CLO 1 LLC By: Ares Capital Corporation, its Manager By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
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ARES DIRECT LENDING CLO 7 LLC By: Ares Capital Corporation, its manager By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
ARES DIRECT LENDING CLO 9 L.P. By: Ares SDL Capital Management LLC, its Asset Manager By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
ARES ND CSF HOLDINGS LLC By: Ares Capital Management LLC, as Collateral Manager By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
ASH FINANCE II, LLC By: Ares Capital Management LLC, its Collateral Manager By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
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CADEX CREDIT FINANCING LLC By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
SDL II CREDIT E1 LP By: Ares SDL Capital Management LLC, its Servicer By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
SDL II CREDIT E2 LP By: Ares SDL Capital Management LLC, its Servicer By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
SDL III CREDIT C LP By: Ares SDL Capital Management LLC, its servicer By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
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SDL III CREDIT F LP By: Ares SDL Capital Management LLC, its servicer By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory
ADLP FINCO A LLC By: ADLP LLC, its member By: Ares Capital Management LLC, as member representative By: /s/M. Kort Schnabel Name: M. Kort Schnabel Title: Authorized Signatory

PRIVATE OPPORTUNITIES (A) CREDIT FINANCE LLC

By: Private Opportunities (A) Credit Holdings LLC, its member

By: Ares Private Opportunities (A) LP, its manager

By: APO (A) GP LLC, its general partner
By:    /s/M. Kort Schnabel
Name: M. Kort Schnabel
Title: Authorized Signatory

[Signature Page to Amendment No. 7]4907-7917-4858v10

AO MIDDLE MARKET CREDIT FINANCING L.P.,

By: AO Middle Market Credit Financing GP Ltd., its general partner
By:    /s/K. Patel
Name: M. Kort Schnabel
Title: Director
By:    /s/Jeremy Ehrlich
Name: Jeremy Ehrlich
Title: Director

[Signature Page to Amendment No. 7]4907-7917-4858v10

ARES DIRECT LENDING CLO 6 LLC By: Private Credit Fund C-1 Holdco, LLC - Series 1 By: Private Credit Fund C-1 Holdco, LLC, on its behalf By: /s/M. Kort Schnabel Name: Donald J. Puglisi Title: Manager

[Signature Page to Amendment No. 7]4907-7917-4858v10